SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 8, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                  0-19122                    95-3640931
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 (State or Other         (Commission File Number)       (I.R.S. Employer
   Jurisdiction                                       Identification Number)
   Incorporation)

         444 Brickell Avenue, Suite 51-507, Miami, Florida 33131-2492
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               (Address of principal executive offices)(zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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ITEM 7.     FINANCIAL STATEMENTS & EXHIBITS.

            (c)   Exhibits.

                  99.1 Text of Press Release of Aphton Corporation dated February 8, 2002.


ITEM 9.     REGULATION FD DISCLOSURE

          On February 8, 2002, a scientific collaborator of Aphton Corporation (the "Company") inadvertently disclosed at a scientific symposium in Europe certain information that could potentially be deemed to be material. This information concerns the interim results of the Company's gastric cancer Phase II clinical trial. As a precaution, the Company is filing this Current Report on Form 8-K to avoid any appearance of selective disclosure. A press release announcing these interim results was issued by the Company on February 8, 2002, and is annexed to this Current Report on Form 8-K as Exhibit 99.1.



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


                                   SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      APHTON CORPORATION
                                      (Registrant)

                                      By: /s/ Frederick W. Jacobs
                                         -----------------------------------
                                         Name: Frederick W. Jacobs
                                         Title:  Vice President, Treasurer and
                                                   Chief Accounting Officer

Dated: February 8, 2002
















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